UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 5, 2012

T.O ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-53340	26-2666328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Madison Street, Suite 701 Denver, CO 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-329-3008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective as of March 5, 2012, the Registrant amended its Articles of Incorporation to change its name to T.O Entertainment, Inc.  The name change was completed to reflect the Registrant’s new business operations in the entertainment industry, which include the production and distribution of live and animated films, distribution of DVDs and Blu-ray Discs, and publishing and distribution of books.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.

Description

3.1.1

Articles of Amendment to Articles of Incorporation, dated March 5, 2012

3.1.2

Complete Articles of Incorporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

IBI Acquisitions, Inc. (Registrant)

Date: March 5, 2012	/s/ Arnold Tinter, Chief Financial Officer